UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2015

IMAGE CHAIN GROUP LIMITED, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-1554594	46-4333787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 07, 15F Convention Plaza Office Tower 1 Harbour Rd.,

Wanchai, Hong Kong, China

(Address of principal executive offices)

(852) 3188-2700

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

As previously reported in Form 8-K filed on May 6, 2015:

On May 5, 2015, Image Chain Group Limited, Inc. (formerly Have Gun Will Travel Entertainment, Inc.) ("ICGL," or the "Company"), entered into a share exchange agreement (the "Exchange Agreement") with Fortune Delight Holdings Group Ltd. ("FDHG") and Wu Jun Rui, on behalf of himself and certain other individuals who are to receive shares of ICGL pursuant to the Exchange Agreement. On the terms and subject to the conditions set forth in the Exchange Agreement, on May 5, 2015, Wu Jun Rui, holding all 50,000 shares of FDHG common stock, sold, assigned, transferred and delivered, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, all of the shares of FDHG held by him to ICGL; the objective of such transfer being the acquisition by the ICGL of all the issued and outstanding shares of FDHG common stock. In exchange for the transfer of such securities by Wu Jun Rui, ICGL issued, to the shareholders listed on Composite Exhibit A to the Exchange Agreement (the "Shareholders"), 59,620,000 shares of the Company's common stock, par value $.001 per share and 5,000,000 shares of the Company's preferred stock, par value $.001 per share, as set forth therein. Wu Jun Rui has surrendered his certificate representing all of the FDHG shares to the Company. The Shareholders received certificates evidencing their ownership of ICGL.

Prior to the date of the Exchange Agreement, HGWT's interaction with Wu Jun Rui, the Shareholders and their affiliates was limited to the negotiation of the change of control event described in ICGL's Form 8-K filed on the April 2, 2015.

RISK FACTORS

This Current Report contains forward-looking statements that involve risks and uncertainties that could cause our actual results to differ materially from those discussed in this Current Report. These risks and uncertainties include, but are not limited to, the following.

Additional Financing Requirements

From time to time, in order to expand operations to meet customer demand, the Company will need to incur additional capital expenditures. These capital expenditures are intended to be funded from third party sources, including the incurring of debt and/or the sale of additional equity securities. In addition to requiring additional financing to fund capital expenditures, the Company may require additional financing to fund working capital, research and development, sales and marketing, general and administrative expenditures and operating losses. The incurrence of debt creates additional financial leverage and therefore an increase in the financial risk of the Company's operations. The sale of additional equity securities will be dilutive to the interests of current equity holders. In addition, there can be no assurance that such additional financing, whether debt or equity, will be available to the Company or that it will be available on acceptable commercial terms. Any inability to secure such additional financing on appropriate terms could have a materially adverse impact on the business, financial condition and operating results of the Company.

Reliance on Key Personnel

Our success depends to a large extent on the efforts of our key personnel including our executive directors, senior management and key employees. There is no assurance that these key personnel will not voluntarily terminate their employment with our Group. The loss of any of our key personnel could be detrimental to our ongoing operations. Our success will also depend on our ability to attract and retain qualified personnel in order to manage our existing operations as well as our future growth.

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Business Combinations

The Company may, in the future, pursue acquisitions of other complementary businesses. The Company may also pursue strategic alliances and joint ventures that leverage its core products and industry experience to expand its product offerings and geographic presence. The Company has limited experience with respect to acquiring other companies and limited experience with respect to forming collaborations, strategic alliances and joint ventures. If the Company were to make any acquisitions, it may not be able to integrate these acquisitions successfully into its existing business and could assume unknown or contingent liabilities. Any future acquisitions the Company makes could also result in large and immediate write-offs or the incurrence of debt and contingent liabilities, any of which could harm the Company's operating results. Integrating an acquired company also may require management resources that otherwise would be available for ongoing development of the Company's existing business.

Competition and Market Share

The Chinese tea market in which the Company operates could be considered as highly competitive and fragmented, and the competition is expected to continually increase. Many of the Company's competitors sell products that are similar to the Company's products, and the Company's ability to compete against them is significantly dependent on its ability to distinguish its products from those of its competitors and demonstrate product quality. In addition, consumer preferences and needs may change quickly and frequently, creating opportunities for new competitors to enter the market and for existing competitors to take away the market share of the Company.

Product Quality

Domestic producers of tea products are required to comply with certain food safety and food production laws and regulations in the PRC including the New Maximum Levels of Contaminants. These laws and regulations establish standards on food and food additives, packaging and containers, and disclosure of information on packaging, as well as setting out requirements on food safety, production, sites, facilities and equipment used for the transportation and sale of tea products. However, if the PRC Government increases the stringency of such laws or regulations, the Company's production and sales costs may increase, and it may be unable to pass these additional costs on to its customers, which may materially and adversely affect its business, financial condition and operating results.

Global Economic Conditions May Adversely Affect Our Industry, Business and Results of Operations

Our overall performance depends, in part, on worldwide economic conditions which historically is cyclical in character. The U.S. has largely worked its way out of an economic recession while other key international economies continue to be impacted by a recession, characterized by falling demand for a variety of goods and services, restricted credit, going concern threats to financial institutions, major multinational companies and medium and small businesses, poor liquidity, declining asset values, reduced corporate profitability, extreme volatility in credit, equity and foreign exchange markets and bankruptcies. In markets where our sales occur and which become depressed, these conditions affect the rate of spending and could adversely affect our customers' ability or willingness to purchase our products, and delay prospective customers' purchasing decisions, all of which could adversely affect our operating results. In addition, in a weakened economy, companies that have competing products may reduce prices which could also reduce our average selling prices and harm our operating results.

Risks Related to Our Capital Stock

The public market for our common stock may be volatile and you could lose all or part of your investment. In the recent past, stocks, specifically those traded on the over-the counter ("OTC") markets, generally have experienced high levels of volatility. Our common stock is traded on the OTC market under the symbol "ICGL" and is not eligible for trading on any national or regional securities exchange or the NASDAQ National Market. While that status is the Company's longer term objective, a more active trading market for our common stock may never develop, or if such a market develops, it may not be sustained.

In the past, many companies that have experienced volatility in the market price of their stock have become subject to securities class action litigation. We may be the target of this type of litigation in the future. Securities litigation against us could result in substantial costs and divert our management's attention from other business concerns, which could seriously harm our business.

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The Securities and Exchange Commission ("SEC") has adopted regulations which generally define a "penny stock" to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock is less than $5.00 per share and therefore is a "penny stock" and is subject to the "penny stock" rules of the SEC. The trading market in our securities is currently limited and relatively illiquid which status makes transactions in our stock cumbersome and may reduce the value of an investment in our common stock. Brokers and dealers effecting transactions in "penny stock" must disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our common stock and may affect your ability to sell shares.

We Have Not Voluntarily Implemented Various Corporate Governance Measures

Federal legislation, including the Sarbanes-Oxley Act of 2002, has resulted in the adoption of various corporate governance measures designed to promote the integrity of the corporate management and the securities markets. Some of these measures have been adopted in response to legal requirements. Others have been adopted by companies in response to the requirements of national securities exchanges, such as the NYSE or The NASDAQ Stock Market, on which their securities are listed. Among the corporate governance measures that are required under the rules of national securities exchanges are those that address board of directors' independence, audit committee oversight and the adoption of a Code of Ethics. The Company has not adopted exchange-mandated corporate governance measures and, since our securities are not listed on a national securities exchange, we are not required to do so. It is possible that if we were to adopt some or all of these corporate governance measures, stockholders would benefit from somewhat greater assurances that internal corporate decisions were being made by disinterested directors and that policies had been implemented to define responsible conduct. For example, in the absence of audit, nominating and compensation committees comprised of at least a majority of independent directors, decisions concerning matters such as compensation packages to our senior officers and recommendations for director nominees may be made by a majority of directors who have an interest in the outcome of the matters being decided. Prospective investors should bear in mind our current lack of corporate governance measures in formulating their investment decisions.

We May Be Exposed to Potential Risks Relating to Our Internal Control Over Financial Reporting.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002 ("SOX 404"), the SEC has adopted rules requiring public companies to include a report of management on the Company's internal control over financial reporting in its annual reports. While we expect to expend significant resources in developing the necessary documentation and testing procedures required by SOX 404, there is a risk that we will not comply with all of the requirements imposed thereby. At present, there is no precedent available with which to measure compliance adequately. In the event we identify significant deficiencies or material weaknesses in our internal control over financial reporting that we cannot remediate in a timely manner, investors and others may lose confidence in the reliability of our financial statements and our ability to obtain equity or debt financing could suffer.

The Company Does Not Expect to Pay Dividends in the Foreseeable Future.

The Company has never paid cash dividends on its common stock and has no plans to do so in the foreseeable future. The Company instead intends to retain earnings, if any, to develop and expand its business.

Provisions of our Articles of Incorporation and Bylaws May Delay or Prevent Take-over Which May Not Be in the Best Interests of Our Shareholders.

Provisions of our articles of incorporation and bylaws may be deemed to have anti-takeover effects, which include when and by whom special meetings of our stockholders may be called, and may delay, defer or prevent a takeover attempt. In addition, certain provisions of the Nevada Revised Statutes also may be deemed to have certain anti-takeover effects which include that control of shares acquired in excess of certain specified thresholds will not possess any voting rights unless these voting rights are approved by a majority of a corporation's disinterested stockholders.

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Any Investment in Our Securities Involves a High Degree of Risk

Investors should consider carefully the risks and uncertainties described above, and all other information in this Form 8-K and in any reports hereafter filed with the SEC before deciding whether to purchase or hold our securities. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also become important factors that may harm our business. The occurrence of any of the risks described in this Form 8-K could harm our business. The trading price of our securities could decline due to any of these risks and uncertainties, and investors may lose part or all of their investment.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in Form 8-K filed on May 6, 2015:

On May 5, 2015, ICGL acquired all of the outstanding equity of FDHG. FDHD is the parent company of Silver Channel Industrial Ltd., a Hong Kong company. Heyuan Image Machinery Import and Export Co., Ltd., a WFOE Company, is the wholly-owned subsidiary of Silver Channel Industrial Ltd. Guangzhou Image Agricultural Technology Ltd., a Guangzhou company, is the wholly-owned subsidiary of Heyuan Image Machinery Import and Export Co., Ltd. Guangzhou Image Agricultural Technology Ltd. owns eight five percent (85%) of Yunnan Image Tea Industrial Ltd. ("YITIL") Through the aforementioned companies, ICGL has altered its business plan so that it have developed his branded tea named Image Tea. ICGL, through its subsidiaries, is appointed to operate a tea garden in Yunnan. The aforementioned companies (the "Companies") were acquired from Wu Jun Rui upon execution of the Exchange Agreement. As payment for the Companies, ICGL issued 59,620,000 shares of its common stock and 5,000,000 shares of its preferred stock, as applicable, to the Shareholders, as directed by Wu Jun Rui. Prior to the date of the Exchange Agreement, there was no material relationship between Wu Jun Rui or the Shareholders and ICGL.

ITEM 2.02 Results of Operations and Financial Condition

Business Acquired

The YITIL was incorporated in year 2006 and is a dedicated Puer tea trader in the PRC. With the contracted tea cultivation bases, production facilities, established brand and extensive sales network, the YITIL has developed a integrated business model in year 2014 – Tea Manor Program (membership program) which provide the bespoke tea packaging, tourism and tea cultural center.

Market Analysis and Distribution

For the sale of raw teas, the YITIL has 200 wholesalers approximately. The YITIL has entered into framework agreements with all of them for the sale of its raw teas. The YITIL also sells its private label teas and refined teas to the members through the Tea Manor Program throughout the year.

Competition

We believe that the YITIL's historical success and future prospects are underpinned by a combination of competitive strengths including:

Strategically located cultivation bases

The YITIL's contracted tea cultivation bases comprise the 5000 mu Ecological Forest Lands, which are all strategically located in Xi Shuang Ban Na, Yunan Province, PRC. The we believe that since tea leaves is the most important raw materials of YITIL, the cultivation bases enable the YITIL to exercise better control over quality from the initial stage of plantation and this competitive advantage distinguishes the YITIL from its competitors which do not have their sole contracted cultivation bases for tea plants. We also consider that the strategic location of the cultivation bases in Xi Shuang Ban Na, Yunan, a well-known location for growing high quality of Puer and the source of origin of Puer, has a significant bearing on the YITIL's level of productivity and the quality of its tea leaves, which distinguishes the YITIL from its competitors.

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Proven integrated Tea Manor Program

The YITIL implemented an integrated business model in which the YITIL provides Tea Culture Education as well as Tea Tasting Sharing to the member in order to distinguish the quality of tea from other competitors.

The Program also provide direct sales and marketing channel.

Sales, Marketing and Distribution Strategy

YITIL adopts a two-prong strategy in the sales of its tea products to focus not only on the production and sales of raw teas, but also on the development of its branded tea business by implementing tea manor program to promote its Image Tea brand.

YITIL sells a majority of its raw teas on a wholesale basis, and sells on a retail basis its refined Banzhang Puer under its Image Tea brand. Some of the YITIL's refined teas are also sold with a private label to our members.

Products

YITIL currently provides eight sub-varieties of refined Puer teas and private label member tea as well as loose packed teas. YITIL has a team of certified tea tasters, who use organoleptic means to judge and appraise the characteristics and qualities of its raw teas and grade them according to their external appearance and innate quality (such as aroma, taste, tea colour and appearance of tea remainings). Furthermore, the tea tasters choose the top-grade Puer raw teas and blend them in various proportions to make premium refined Puer tea with the signature characteristics of the YITIL's brand.

Production and Delivery

YITIL, through Fuhai Tea Factory, under the sole agent agreement, entered into the Contracting Agreements with the relevant village committees, pursuant to which, the YITIL agreed to purchase from the relevant village committees the use rights of the tea trees and plantations at a fixed rate and the land use rights at an annual fee for the entire contracting period in respect of the 5000 mu Ecological Forest Lands.

The YITIL's sole contracted cultivation base is located in Xi Shuang Ban Na, Yunan Province, PRC. With its terroir including a cool climate, adequate rainfall, high frequency of cloud and mist, fertile soil, suitable acidity of soil, moderate sunshine and long day-time, all of which help the accumulation of the products of photosynthesis, Yunan is a well-known location for growing quality Puer and is the source of origin of Puer. The YITIL's directors consider that the strategic selection of the cultivation bases has a significant bearing on the level of productivity and the quality of tea leaves.

The YITIL take pride in the ability to efficiently distribute the finished tea leaves to the wholesalers, retail shops and members. YITIL is able to distribute the products to the retail shops and members within 5 to 11 days upon receipt of orders.

Management's Discussion and Analysis and Results of Operations

The following management's discussion and analysis ("MD&A") should be read in conjunction with financial statements of FDHG for the years ended December 31, 2014 and 2013.

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SafeHarbor for Forward-Looking Statements

Certain statements included in this MD&A constitute forward-looking statements, including those identified by the expressions anticipate, believe, plan, estimate, expect, intend, and similar expressions to the extent they relate to FDHG or its management. These forward-looking statements are not facts, promises, or guarantees; rather, they reflect current expectations regarding future results or events. These forward-looking statements are subject to risks and uncertainties that could cause actual results, activities, performance, or events to differ materially from current expectations. These include risks related to revenue growth, operating results, industry, products, and litigation, as well as the matters discussed in FDHG's MD&A under Risk Factors. Readers should not place undue reliance on any such forward-looking statements. FDHG disclaims any obligation to publicly update or to revise any such statements to reflect any change in the Company's expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Overview

In view of great potential of the tea business, FDHG will dedicate efforts to focus the tea business. The managements expect that the Tea Menor Program which has been developed in year 2014 will contribute good profits to FDHG. Certain people had become the members and the managements expect that more and more people will become members and the Tea Menor Program will generate revenue to FDGH for the year ending December 31, 2015.

Year Ended December 31, 2014 Compared to the Year Ended December 31, 2013

Revenue

For the year ended December 31, 2014, and for the year ended, December 31, 2013, FDHG generated no revenue. This is because we were still preparing our products for sale.

Cost of Sales

Cost of sales for the years ended December 31, 2013 and 2014 were zero because FDHG has yet to make any sales.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2014 were $296,889 compared to $29,220 for the year ended December 31, 2013. The increase was the result of the addition of employees.

Net Loss

Net loss for the year ended December 31, 2014 was($296,665) compared to a net loss of ($28,755) for the year ended December 31, 2013. This increase in the loss was almost entirely due to the increased General and Administrative Expenses.

Liquidity and Capital Resources

Cash Flow Activities

Cash decreased $60,969 from $130,929 at December 31, 2013 to $69,960 at December 31, 2014. This decrease was mainly attributable to the purchase of equipment and other assets amounted to $55,942.

Financing Activities

During the year ended December 31, 2013, FDHG received financing of $484,614, but received no funding during the year ended December 31, 2014.

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Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. We consider our critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, trade receivables, prepaid expenses, payables and accrued expenses, Fair value estimates are made at a specific point in time, based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. We consider the carrying values of our financial instruments in the consolidated financial statements to approximate fair value, due to their short-term nature.

Property and Equipment

Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided for using straight-line methods over the estimated useful lives of the respective assets, usually three to seven years.

Valuation of Long-Lived Assets

We periodically evaluate long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value. We do not believe that there has been any impairment to long-lived assets as of December 31, 2013 and 2014.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements as defined in Regulation S-K Item 303(a)(4).

Recent Accounting Pronouncements

(See "Recently Issued Accounting Pronouncements" in Note 3 of Notes to the Financial Statements.)

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. Changes in Registrant's Certifying Accountant

As previously reported in Form 8-K filed on May 19, 2015:

Current and Prior Auditor:

On May 18, 2015, the Company and Sadler, Gibb & Associates LLC ("Sadler") mutually agreed to terminate Sadler's engagement as independent accountants to the Company because Sadler does not have an office in China or the ability to translate Chinese. On May 5, 2015, the Company entered into the Exchange Agreement with FDHG and Wu Jun Rui, on behalf of himself and certain other individuals who received shares of the Company pursuant to the Exchange Agreement, whereby FDHG became a wholly-owned subsidiary of the Company and the material operating entity. FDHG and its subsidiaries are located in China and its management speak only Chinese. The auditor report by Sadler in the financial statements of the Company for the year ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, other than as related to the Company's ability to continue as a going concern. The termination of Sadler, following the filing of the Form 10-Q for the three months ended March 31, 2015, was approved by the Company's Board of Directors on May 7, 2015. There had been no disagreements with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure from inception on December 18, 2013 to December 31, 2014 nor from December 31, 2014 through May 18, 2015

Newly Appointed Auditor:

On April 20, 2015, FDHG engaged WWC, Professional Corporation Certified Public Accountants as its independent accountant to provide auditing services for FDHG for the periods prior to the date of the Exchange Agreement and going forward for the Company. Prior to such engagement, the Company had no consultations with WWC, Professional Corporation Certified Public Accountants. The decision to hire WWC, Professional Corporation Certified Public Accountants was approved by the Company's Board of Directors.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 Change in Control of Registrant.

With the transfer of 8,500,000 shares of common stock by Tommie Ray to Yuan Sheng Yang for $200,000, on March 27, 2015, Yuan Sheng Yang became the majority holder of ICGL. The further change of control of ICGL was effected by the exchange of shares of FDHG and the issuance of additional shares of common stock of ICGL on May 5, 2015, pursuant to the Exchange Agreement.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported in Form 8-K filed on April 2, 2015:

(a) Effective on May 7, 2015, Tommie Ray (the then sole officer of FNH) resigned as an officer and was replaced by Wu Yu Gu Wilkie. Mr. Ray, on the same date, appointed Wu Yu Gu Wilkie as co-director.

(b) Upon the effectiveness of the Company's Form 14-F Change of Control as filed with the Securities and Exchange Commission (April 27, 2015), Mr. Ray's resignation as the ICGL co-director became effective.

(c) Accordingly, Wu Yu Gu Wilkie became the President, Treasurer, Secretary and sole director of ICGL on May 7, 2015. Prior to the acquisition of the control block of shares on March 27, 2015, by Yuan Sheng Yang, Wu Yu Gu Wilk had no relationship with ICGL.

Name	Age	Position
Wu Yu Gu Wilkie	37	President, Treasurer, Secretary and Director

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Wu Yu Gu Wilkie, age 37, Ms. Wu, has worked at the Young Spa Beauty & Health Consultation Ltd. (China Company) since August of 2014. She was their Chief Executive Officer, responsible for the company's overall management, strategic planning and development, and formulation of the company's policies and business strategy. Also, she developed the internal risk control methodology and client investment program to achieve the rapid growth in business. Prior to that, Ms. Wu worked at Farida Beauty Group (HK Company), starting in August 2008. She was a Marketing Director, responsible for business development strategy and its implementation. She was also responsible for the acquisition of salons to achieve growth in overall market share, and she acquired new investors for capital commitments.

Ms. Wu graduated from the Hong Kong University of Science and Technology, in 2002, with a Bachelor of Engineering (Electronic), and a Minor in Mathematics. She has also qualified with the Hong Kong Securities Institute for Fundamentals of Securities and Futures Regulation, Financial Markets, Securities, and Insurance Intermediaries.

Wu Yu Gu Wilkie became the sole officer of ICGL after the closing of the acquisition, namely March 27, 2015. The following table sets forth the compensation earned during the years ended December 31, 2014, 2013 and 2012 by FDHG officers who became officers of the Company on March 27, 2015:

		Annual Compensation 19		Long Term Compensation Awards Securities Underlying
Name and Principal Position		Salary ($)	Bonus ($)	Options
Wu Yu Gu Wilkie, President	2014	$0**	$0	$0
	2013	$0**	$0	$0
	2012	$0**	$0	$0

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

As previously reported in Form 8-K filed on June 12, 2015:

The Company amended its Articles of Incorporation with the State of Nevada in order to change its name to Image Chain Group Limited, Inc. and to increase the authorized shares of common stock to 400,000,000 (the "Amendments"). The name change was undertaken in order to more closely align with the operations of FDHG. The increase in authorized shares was undertaken to allow the Company to utilize the newly available shares to raise capital. The board of directors of the Company approved the Amendments on May 8, 2015. The shareholders of the Company approved of the Amendments by written consent on May 8, 2015. The Amendments became effective on June 11, 2015.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

A. Financial Statements of Business Acquired

FDHG Financial Statements for the years ended December 30, 2014 and 2013, with independent auditors report and for the three months ended March 31, 2015 and 2014 (including Balance Sheets, Statement of Operations, Statements of Shareholders' Equity, Statement of Cash Flows, and Notes to Consolidated Financial Statements) filed hereto start on page F-1 of this Form 8-K.

B. Exhibits

Exhibit No.	Description

10.1	Share Exchange Agreement, dated as of May 5, 2015, by and among the Company, FDHG and Wu Jun Rui (filed as Exhibit 10.1 to Form 8-K, filed on May 6, 2015, and incorporated herein by reference.)

16.1

Sadler, Gibb & Associates LLC letter regarding change of independent auditors effective upon filing of Company's Form 10-Q for period ended March 31, 2015 (filed as Exhibit 10.1 to Form 8-K, filed on May 19, 2015, and incorporated herein by reference.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE CHAIN GROUP LIMITED, INC.

Date: July 15, 2015	By:	/s/ Wu Yu Gu Wilkie
	Name:	Wu Yu Gu Wilkie
	Title:	President

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FORTUNE DELIGHT HOLDINGS GROUP LTD.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

(STATED IN U.S. DOLLARS)

F-1

FORTUNE DELIGHT HOLDINGS GROUP LTD

F-2

REPORT OF INDENDENT RESGISTERED PUBLIC ACCOUNTING FIRM

To:	Board of Directors and Stockholders of Fortune Delight Holdings Group Ltd.

We have audited the accompanying consolidated balance sheets of Fortune Delight Holdings Group Ltd. as of December 31, 2014 and 2013 and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fortune Delight Holdings Group Ltd. as of December 31, 2014 and 2013 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

San Mateo, California May 12, 2015	/s/ WWC, P.C. WWC, P.C. Certified Public Accountants

20 TO PIONEER COURT, SAN MATEO, CA 94403 TEL.: (650) 638-0808 FAX.: (650)
638-0878 E·MAIL: INFO@WWCCPA.COM WEBSITE:
WWW.WWCCPA.COM

F-3

FORTUNE DELIGHT HOLDINGS GROUP LTD

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2014 AND 2013

	2014	2013

ASSETS
Current assets
Cash and cash equivalents	$69,960	$130,929
Accounts and other receivables, net	180,025	327,311
Inventory	36,075	-
Advances to suppliers	513,122	8,183
Total current assets	799,182	466,423

Property, plant and equipment	51,180	603
Other assets	1,242	1,718
TOTAL ASSETS	$851,604	$468,744

LIABILITIES AND EQUITY
Current liabilities
Accounts and other payables	472,670	442,203
Advances from customers	651,244	-
Taxes payable	331	-
Due to related parties	1,675	2,016
Total current liabilities	1,125,920	444,219

TOTAL LIABILITIES	1,125,920	444,219

COMMITMENTS AND CONTINGENCIES	-	-

EQUITY
STOCKHOLDERS' EQUITY
Common stock: 50,000 shares issued; par value $1.00; and outstanding as of December 31, 2014 and 2013, respectively.	50,000	50,000
Additional paid-in capital	436,950	436,950
Accumulated deficit	(772,732)	(476,067)
Accumulated other comprehensive income	11,466	13,642
TOTAL STOCKHOLDERS' EQUITY	(274,316)	24,525

TOTAL LIABILITIES AND EQUITY	$851,604	$468,744

See Notes to Financial Statements and Accountants' Report

F-4

FORTUNE DELIGHT HOLDINGS GROUP LTD

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

Net revenues	$-	$-
Cost of sales	-	-
Gross profit	-	-

Selling, general, and administrative expenses	296,889	29,220

Loss from operations	(296,889)	(29,220)

Other income and (expenses)
Other expense	(326)	-
Interest income	550	465
Other income (expense), net	224	465

Loss before income taxes	(296,665)	(28,755)

Income taxes	-	-

Net loss	$(296,665)	$(28,755)

Other comprehensive income:	(2,176)	(4,668)

Comprehensive loss	(298,841)	(33,423)

Basic and diluted loss per common share
Basic	$(5.93)	$(0.58)
Diluted	$(5.93)	$(0.58)

Weighted average common shares outstanding:
Basic	50,000	50,000
Diluted	50,000	50,000

See Notes to Financial Statements and Accountants' Report

F-5

FORTUNE DELIGHT HOLDINGS GROUP LTD

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

					Accumulated
			Additional		Other	Total
	No. of	Common	Paid in	Accumulated	Comprehensive	Stockholders'
	Shares	Stock	Capital	Deficit	Income	Equity
Balance, January 1, 2013	50,000	$50,000	$436,950	$(447,312)	$18,310	$57,948
Net loss	-	-	-	(28,755)	-	(28,755)
Foreign currency translation adjustment	-	-	-	-	(4,668)	(4,668)
Balance, December 31, 2013	50,000	$50,000	$436,950	$(476,067)	$13,642	$24,525

Balance, December 31, 2013	50,000	50,000	436,950	(476,067)	13,642	24,525
Net loss	-	-	-	(296,665)	-	(296,665)
Foreign currency translation adjustment	-	-	-	-	(2,176)	(2,176)
Balance, December 31, 2014	50,000	$50,000	$436,950	$(772,732)	$11,466	$(274,316)

See Notes to Financial Statements and Accountants' Report

F-6

FORTUNEDELIGHT HOLDINGSGROUPLTD

CONSSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

Cash flows from operating activities:
Net loss	$(296,665)	$(28,755)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	5,869	51
Changes in operating assets and liabilities:
Accounts receivable	145,676	(323,076)
Inventory	(36,048)	-
Advances to suppliers	(504,591)	(8,077)
Accounts, taxes, and other payable	29,956	3,231
Advances to customers	650,746	-
Advances from related parties	(332)	1,990
Net cash used in operating activities	(5,389)	(354,636)

Cash flows from investing activities:
Purchase of equipment and other assets	(55,942)	(2,342)
Net cash used in investing activities	(55,942)	(2,342)

Cash flows from financing activities:
Injection of capital	-	484,614
Net cash provided by financing activities	-	484,614

Effect of exchange rate changes on cash & equivalents	362	2,781

Net (decrease) increase in cash and equivalents	(60,969)	130,417

Cash and equivalents, beginning of period	130,929	512

Cash and equivalents, end of period	$69,960	$130,929

SUPPLEMENTARY DISCLOSURES:
Interest received	$550	$465
Interest paid	$-	$-
Income tax paid	$-	$-

See Notes to Financial Statements and Accountants' Report

F-7

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Business

Fortune Delight Holdings Group Ltd (the "Company) is an investment holding company incorporated on January 8, 2015 and is domiciled in the British Virgin Islands.

The Company, through its wholly owned operating subsidiaries is in the business of promoting and distributing its owned branded teas that are grown, harvested, cured, and package in the People's Republic of China ("PRC"). The Company's headquarters is Guangzhou, Guangdong Province, PRC. Currently, the Company products are sold in the PRC for domestic consumption.

Directly and Indirectly Held Wholly-Owned Subsidiaries

Silver Channel Industrial Limited ("Silver Channel"), a limited company incorporated, registered, and domiciled in Hong Kong is a wholly owned trading company. The Company was incorporated on May 4, 2007. The Company acquired Silver Channel on March 24, 2015. Silver Channel since its incorporation has not engaged in in operations. Silver Channel has HKD 2 registered and paid up capital.

Heiyuan Image Equipment Import Export Co., Ltd ("Heiyuan Image") is a wholly foreign owned enterprise ("WFOE") limited company registered in Heiyuan City, Guangdong Province, PRC. Heiyuan Image was incorporated on January 28, 2011. The Company was dormant during the years ended December 31, 2014 and 2013. Heiyuan Image is wholly owned by Silver Channel. Heiyuan Image has registered capital of HKD 4,000,000 of which HKD 3,380,000 has been paid up. Heiyuan's business registration life cycle ends on May 11, 2015. [The Company is currently applying for an extension.]

Guangzhou Image Agricultural Technology Co., Ltd ("Guangzhou Image") is a limited company registered in Guangzhou City, Guangdong Province, PRC. Guangzhou Image was incorporated on August 18, 2014. Guangzhou Image has not yet engaged in operating activities since its incorporation. Guangzhou Image is wholly owned by Heiyuan Image. Guangzhou Image has registered capital of RMB 10.0 million of which 0 has been paid up.

Yunnan Image Tea Industry Co., Ltd ("Yunnan Image") is a limited company registered in Xishuangbana, Yunnan Province, PRC Yunnan Image was incorporated on August 23, 2013. Yunnan Image is the primary operating entity to carry out the Company's core business activities of selling and marketing its own branded teas. Yunnan Image is a wholly owned by Guangzhou Image. Yunnan Image has registered capital of RMB 3.0 million. The capital has been paid up in its entirety.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP").

The Company has prepared the accompanying consolidated financial statements assuming that the Company existed and wholly owned the above subsidiaries from the first period presented.

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements.

F-8

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(b)	Economic and Political Risks

The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, restriction on international remittances, and rates and methods of taxation, among other things.

(c)	Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting years. These accounts and estimates include, but are not limited to, the estimation on useful lives of property, plant and equipment. Actual results could differ from those estimates.

(d)	Contingencies

Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company's management assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company's management evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's consolidated financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

(e)	Cash and Cash Equivalents

The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

(f)	Accounts Receivable

Accounts receivable are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is made when recovery of the full amount is doubtful.

F-9

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(g)	Inventories

Inventories are stated at the lower of cost or market value. Cost is computed using the first-in, first-out method and includes all costs of purchase and other costs incurred in bringing the inventories to their present location and condition. Market value is determined by reference to the sales proceeds of items sold in the ordinary course of business or estimates based on prevailing market conditions. The inventories are telecommunication products such as mobile phone, rechargeable phone cards, smart chips, and interactive voice response cards.

(h)	Property, plant and Equipment

Property, plant and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property, plant and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property, plant and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Office equipment	3-5 years
Vehicle	5 years
Building	20 years

(i)	Accounting for Impairment of Long-Lived Assets

The Company adopts Accounting Standards Codification ("ASC") 360, "Accounting for the Impairment or Disposal of Long-Live Assets", which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC 360 which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long- lived assets.

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Recoverability of assets to be held and used is determined by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the reporting periods, there was no impairment loss.

(j)	Revenue Recognition

Revenue from the sale of the products is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed.

The Company does not allow its customers to return products. The Company's customers can exchange products only if they are damaged in transportation.

Revenue reported is net of value-added tax and sales discounts.

F-10

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(k)	Cost of Sales

The Company's cost of sales is comprised of the inbound acquisition cost of packaged finished goods for resale and business taxes recognized upon sales of goods.

(l)	Selling Expenses

Selling expenses are comprised of salaries for the sales force, client entertainment, commissions, advertising, and travel and lodging expenses.

(m)	General & Administrative Expenses

General and administrative expenses include executive compensation, general overhead such as the finance department and administrative staff, depreciation, office rental and utilities.

(n)	Advertising

The Company expensed all advertising costs as incurred.

(o)	Foreign Currency Translation

The Company maintains its financial statements in the functional currencies on Chinese Renminbi (RMB) and Hong Kong Dollars ("HKD"). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders' equity is translated at historical exchange rates. Translation adjustments are not included in determining net loss but are included in foreign exchange adjustment to other comprehensive loss, a component of stockholders' equity.

Exchange Rates	12/31/2014	12/31/2013
Period end RMB : US$ exchange rate	6.1385	6.1104
Average period RMB : US$ exchange rate	6.1432	6.1905
Period end HKD : US$ exchange rate	7.7574	7.7544
Average period HKD : US$ exchange rate	7.7544	7.7564

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation. The HKD is freely convertible into other foreign currencies.

(p)	Income Taxes

The Company uses the accrual method of accounting to determine and report its taxable reduction of income taxes for the year in which they are available. The Company has implemented ASC 740, Accounting for Income Taxes. Income tax liabilities computed according to the United States, Hong Kong, People's Republic of China (PRC), and British Virgin Islands (BVI) tax laws are provided for the tax effects of transactions reported in the financial statements and consists of taxes currently due plus deferred taxes related primarily to temporary differences between the basis of fixed assets and intangible assets for financial and tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future income taxes. A valuation allowance is created to evaluate deferred tax assets if it is more likely than not that these items will either expire before the Company is able to realize that tax benefit, or that future realization is uncertain.

F-11

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(q)	Earnings per Share

Basic earnings per share is computed on the basis of the weighted average number of common stock outstanding during the period.

Diluted earnings per share is computed on the basis of the weighted average number of common stock and common stock equivalents outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

Dilution is computed by applying the treasury stock method for options and warrants. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period. All of the Company's outstanding stock options (Note 6(c)) and warrants (Note 6(b)) were not included in the diluted net earnings per share calculation because they were out of the money and considered antidilutive.

(r)	Statutory Reserve

Statutory reserve refers to the amount appropriated from the net income in accordance with PRC laws or regulations, which can be used to recover losses and increase capital, as approved, and, are to be used to expand production or operations. PRC laws prescribe that an enterprise operating at a profit, must appropriate, on an annual basis, from its earnings, an amount to the statutory reserve to be used for future company development. Such an appropriation is made until the reserve reaches a maximum equal to 50% of the enterprise's registered capital.

(s)	Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash and equivalents, accounts and other receivables, accounts and other payables, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, "Fair Value Measurements and Disclosures," requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, "Financial Instruments," defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

•

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, "Distinguishing Liabilities from Equity," and ASC 815.

The Company's financial instruments include cash and equivalents, accounts receivable, and accounts payable. Cash and cash equivalents consist deposits financial institutions with original maturities of three months or less. Management estimates the carrying amounts of the non-related party financial instruments approximate their fair values due to their short-term nature.

F-12

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

The following is table of the Company's financial instruments:

Significant
	Carrying	Active Markets	Other	Significant
	Value	for Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2014	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$69,960	$69,960	$-	$-

Significant
	Carrying	Active Markets	Other	Significant
	Value	for Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2013	(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$130,929	$130,929	$-	$-

(t)	Other Comprehensive Income (Loss)

The Company's functional currency is the Renminbi ("RMB"). For financial reporting purposes, RMB were translated into United States Dollars ("USD" or "$") as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income (loss)". Gains and losses resulting from foreign currency transactions are included in income.

The Company uses FASB ASC Topic 220, "Reporting Comprehensive Income". Comprehensive income (loss) is comprised of net income (loss) and all changes to the statements of stockholders' equity, except for changes in paid-in capital and distributions to stockholders due to investments by stockholders.

(u)	Segment Reporting

ASC 280, Segment Reporting, requires use of the management approach model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

(v)	Business Combinations

Business combinations are accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations. Under the acquisition method the acquiring entity in a business combination recognizes 100 percent of the acquired assets and assumed liabilities, regardless of the percentage owned, at their estimated fair values as of the date of acquisition. Any excess of the purchase price over the fair value of net assets and other identifiable intangible assets acquired is recorded as goodwill. To the extent the fair value of net assets acquired, including other identifiable assets, exceed the purchase price, a bargain purchase gain is recognized. Assets acquired and liabilities assumed from contingencies must also be recognized at fair value, if the fair value can be determined during the measurement period. Results of operations of an acquired business are included in the statement of earnings from the date of acquisition. Acquisition-related costs, including conversion and restructuring charges, are expensed as incurred.

F-13

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(w)	Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable assets acquired in a business combination. In accordance with ASC 350, "Goodwill and Other Intangible Assets", goodwill is no longer subject to amortization. Rather, goodwill is subject to at least an annual assessment for impairment, applying a fair-value based test. Fair value is generally determined using a discounted cash flow analysis.

(x)	Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers: Topic 606. This Update affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets, unless those contracts are within the scope of other standards. The guidance in this Update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition and most industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to illustrate the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new guidance also includes a cohesive set of disclosure requirements that will provide users of financial statements with comprehensive information about the nature, amount, timing, and uncertainty of revenue and cash flows arising from a reporting organization's contracts with customers. This ASU is effective retrospectively for the Company for fiscal years, and interim periods within those years beginning after December 15, 2016. Management is evaluating the effect, if any, on the Company's financial position and results of operations.

In June 2014, the FASB issued ASU No. 2014-12, Compensation-Stock Compensation: Topic 718. This amendment requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. This ASU is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The Company does not expect the adoption of this guidance will have a significant impact on the Company's financial statements.

In August 2014, the FASB issued ASU No. 2014-15, "Disclosure of Uncertainties About an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"), which requires management to perform interim and annual assessments of an entity's ability to continue as a going concern within one year of the date the financial statements are issued and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. Certain disclosures will be required if conditions give rise to substantial doubt about an entity's ability to continue as a going concern. ASU 2014-15 applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company does not expect that the adoption of this standard will have a material effect on the Company's financial statements.

In November 2014, FASB issued Accounting Standards Update No. 2014-16, Derivatives and Hedging (Topic 815): Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity (a consensus of the FASB Emerging Issues Task Force).The amendments permit the use of the Fed Funds Effective Swap Rate (also referred to as the Overnight Index Swap Rate, or OIS) as a benchmark interest rate for hedge accounting purposes. Public business entities are required to implement the new requirements in fiscal years (and interim periods within those fiscal years) beginning after December 15, 2015. All other types of entities are required to implement the new requirements in fiscal years beginning after December 15, 2015, and interim periods beginning after December 15, 2016. The Company does not expect the adoption of ASU 2014-16 to have material impact on the Company's financial statement.

3.	ACCOUNTS RECEIVABLE

	December 31,	December 31,
	2014	2013

Accounts receivable	$180,025	$327,311
less: Allowance for doubtful accounts	-	-
Accountants receivable, net	$180,025	$327,311

F-14

FORTUNE DELIGHT HOLDINGS GROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

4.	INVENTORIES

Inventories consisted of the following as of December 31, 2014 and 2013:

	December 31,	December 31,
	2014	2013

Packaging materials	$36,075	$-
Impairment loss	-	-
Inventories, net	$36,075	$-

5.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following as of December 31, 2014 and 2013:

	Estimated	December 31,	December 31,
	Useful Lives	2014	2013

Office equipment	3-5 years	$4,981	$655
Vehicle	5 years	31,440	-
Building	20 years	20,684	-
Total		57,105	655
less: Accumulated depreciation		(5,925)	(52)
Property, plant and equipment, net		$51,180	$603

Depreciation expenses for the years ended December 31, 2014 and 2013 were $5,869 and $51, respectively.

6.	DUE TO RELATED PARTIES

	December 31,	December 31,
	2014	2013

Zhou Hounan	$1,349	$-
Lin Qishui	326	2,016
Total due to related parties	$1,675	$2,016

Mr. Zhou and Mr. Lin provided interest free advances to the Company. The amounts are due on demand.

F-15

FORTUNE DELIGHT HOLDINGSGROUP LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

7	OTHER COMPREHENSIVE INCOME

Balance of related after-tax components comprising accumulated other comprehensive income included in stockholders' equity as of December 31, 2014 and 2013 were as follows:

	December 31,	December 31,
	2014	2013
Accumulated other comprehensive income	$13,642	$18,310
Change in cumulative translation adjustment	326	(4,668)
Accumulated other comprehensive income	$13,968	$13,642

8	INCOME TAXES

The Company was incorporated in the BVI and has operations in two tax jurisdiction, i.e. the PRC and Hong Kong. The Company generated substantially all of its net income from its operations in the PRC for the years ended December 31, 2014 and 2013, and has recorded no income tax provision for the periods as the all the subsidiary and the company sustained the loss for the periods. There is no temporary difference in tax position. No deferred tax assets and liabilities should be recognized.

9	SUBSEQUENT EVENT

The Company's subsidiary Silver Channel acquired a Bentley Continental Flying Spur A for approximately, $216 thousand (HKD 1.5 million). While the Silver Channel, which is domiciled in Hong Kong possesses title to the vehicle, the vehicle resides in Guangzhou where it used in part as marketing tool to portray a luxury brand and image for the Company as a purveyor premium tea products.

10	SEGMENT INFORMATION

For the years ended December 31, 2014 and 2013, all revenues of the Company represented the net sales of Pu'er tea products. No financial information by business segment is presented. Furthermore, as all revenues are derived from the PRC, no geographic information by geographical segment is presented. All tangible and intangible assets are located in the PRC.

11	CONCENTRATION OF RISK

As of the date of this report, the Company had a single supplier for all of the tea that it has already made advance payments for as part of its procurement process. This is due in part to the Company first building its product portfolio around Pu'er tea which is grown and harvested in the Yunnan Province, PRC. As the Company as expands it product portfolio to other teas, it expects to source different teas from different suppliers in different geographies in the PRC.

F-16